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                               POWER OF ATTORNEY


     Each person whose signature appears below authorizes Alan G. McNally, Chairman of the Board and Chief Executive Officer, or Edward W. Lyman, Vice Chair of the Board, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 1998 Harris Bankcorp, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.



      /s/ PASTORA SAN JUAN CAFFERTY            /s/ RICHARD M. JAFFEE
      ------------------------------           ----------------------------
      Pastora San Juan Cafferty                Richard M. Jaffee
      Director                                 Director

      /s/ F. ANTHONY COMPER                    /s/ EDWARD W. LYMAN, JR.
      ------------------------------           ----------------------------
      F. Anthony Comper                        Edward W. Lyman, Jr.
      Director                                 Vice Chair and Director

      /s/ SUSAN T. CONGALTON                   /s/ ALAN G. MCNALLY
      ------------------------------           ----------------------------
      Susan T. Congalton                       Alan G. McNally
      Director                                 Chairman of the Board,
                                               Chief Executive Officer,
                                               and Director

      /s/ WILBUR H. GANTZ                      /s/ CHARLES H. SHAW
      ------------------------------           ----------------------------
      Wilbur H. Gantz                          Charles H. Shaw
      Director                                 Director

      /s/ JAMES J. GLASSER                     /s/ RICHARD E. TERRY
      ------------------------------           ----------------------------
      James J. Glasser                         Richard E. Terry
      Director                                 Director

      /s/ LEO M. HENIKOFF                      /s/ JAMES O. WEBB
      ------------------------------           ----------------------------
      Leo M. Henikoff                          James O. Webb
      Director                                 Director